Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

First Quarter 2012

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended
	Mar. 31, 2012	Mar. 31, 2011	Previous Year Quarter Change
HIGHLIGHTS
Net income (loss)	$79,024	$(46,687)	n/m
Net operating income (loss) [a]	67,756	(24,725)	n/m
Operating cashflow	68,042	46,909	45.1%
Gross premiums written	661,330	627,848	5.3%
Net premiums earned	338,175	379,887	(11.0%)
Total assets	10,575,778	10,250,379	3.2%
Total shareholders’ equity	2,851,262	2,723,194	4.7%

PER SHARE
Basic earnings per share
Net income (loss)	$0.78	$(0.44)
Net operating income (loss) [a]	0.67	(0.23)
Diluted earnings per share
Net income (loss)	$0.77	$(0.44)
Net operating income (loss) [a]	0.66	(0.23)

Weighted average shares outstanding - basic	101,002,884	107,165,228
Weighted average shares outstanding - diluted	103,154,081	107,165,228

Book value per common share [b]	$28.31	$25.76	9.9%
Diluted book value per share (treasury stock method) [b]	27.67	25.34	9.2%
Diluted tangible book value per share (treasury stock method) [b]	27.13	24.79	9.4%

RATIOS
Annualized return on average shareholders’ equity [c]	11.2%	(6.6%)
Annualized net operating return on average shareholders’ equity [c]	9.6%	(3.5%)

Loss ratio [d]	61.0%	80.2%
Acquisition cost ratio [d]	17.6%	18.6%
General and administrative expense ratio [d]	14.0%	13.8%
Combined ratio [d]	92.6%	112.5%

[a]	Non-GAAP financial measure. For definition and calculation see page 22.
[b]	For calculations see page 23.
[c]	Non-GAAP financial measure. For calculations see page 20.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$844,743	$922,844	$869,975	$987,057	$1,001,051	$905,606
Fixed maturities, trading at fair value	223,592	229,206	227,753	218,481	214,807	244,872
Fixed maturities, available for sale at fair value	5,518,102	5,501,925	5,662,869	5,403,312	5,290,684	5,392,643
Fixed maturities, held to maturity at amortized cost	885,214	874,259	926,916	993,691	983,207	940,104
Other investments, at fair value	332,884	286,515	311,633	350,193	357,655	378,128
Accrued interest income	64,295	71,322	71,038	70,777	69,497	75,414
Premiums receivable	869,800	715,154	777,980	870,287	809,483	588,537
Losses and benefits recoverable from reinsurers	1,108,036	1,068,119	1,079,035	1,058,724	1,053,223	956,115
Deferred acquisition costs	176,199	145,850	166,353	171,517	149,197	111,901
Prepaid reinsurance premiums	299,163	212,238	214,132	215,392	176,918	149,252
Trades pending settlement	111,194	22,887	34,158	9,168	—	32,393
Goodwill and intangible assets	55,771	56,111	56,652	58,094	58,585	59,076
Other assets	86,785	79,417	73,836	90,671	86,072	83,247

Total assets	$10,575,778	$10,185,847	$10,472,330	$10,497,364	$10,250,379	$9,917,288

LIABILITIES
Property and casualty losses	$4,322,847	$4,216,538	$4,205,057	$4,230,290	$4,185,230	$3,906,134
Life and annuity benefits	1,203,752	1,190,697	1,230,344	1,317,527	1,316,287	1,275,580
Deposit liabilities	151,058	151,035	147,493	147,428	147,424	147,612
Funds withheld from reinsurers	92,793	112,469	124,631	122,705	122,072	121,107
Unearned property and casualty premiums	1,221,788	1,020,639	1,149,108	1,203,024	1,065,160	905,487
Reinsurance balances payable	201,409	134,354	178,560	137,910	127,299	102,942
Accounts payable and accrued expenses	90,359	110,380	110,527	104,917	103,376	99,680
Trades pending settlement	—	—	41,383	—	19,855	—
Senior notes	440,510	440,500	440,489	440,482	440,482	440,476

Total liabilities	7,724,516	7,376,612	7,627,592	7,704,283	7,527,185	6,999,018

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 100,707,484 shares issued and outstanding	100,707	102,102	104,324	105,795	105,734	110,963
Additional paid-in capital	1,807,287	1,847,034	1,890,763	1,911,979	1,905,144	2,026,045
Accumulated other comprehensive income	185,146	166,957	173,025	132,218	89,233	98,946
Retained earnings	758,122	693,142	676,626	643,089	623,083	682,316

Total shareholders’ equity	2,851,262	2,809,235	2,844,738	2,793,081	2,723,194	2,918,270

Total liabilities and shareholders’ equity	$10,575,778	$10,185,847	$10,472,330	$10,497,364	$10,250,379	$9,917,288

Book value per share	$28.31	$27.51	$27.27	$26.40	$25.76	$26.30

Diluted book value per share (treasury stock method)	$27.67	$26.91	$27.18	$25.98	$25.34	$25.99

Diluted tangible book value per share (treasury stock method) [a]	$27.13	$26.37	$26.64	$25.44	$24.79	$25.46

Debt-to-capital ratio [b]	13.4%	13.6%	13.4%	13.6%	13.9%	13.1%

[a]	Non-GAAP financial measure. For calculations see page 23.
[b]	Calculated as debt, being senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010
REVENUES
Gross premiums written	$661,330	$325,983	$386,328	$563,907	$627,848	$371,139
Reinsurance premiums ceded	(224,462)	(107,203)	(90,891)	(136,626)	(137,357)	(153,220)

Net premiums written	$436,868	$218,780	$295,437	$427,281	$490,491	$217,919

Earned premiums	$477,867	$460,636	$452,931	$443,008	$489,262	$304,997
Earned premiums ceded	(139,692)	(111,532)	(105,889)	(94,067)	(109,375)	(110,757)

Net premiums earned	338,175	349,104	347,042	348,941	379,887	194,240

Net investment income	58,678	57,080	60,335	59,665	57,766	48,390
Net realized and unrealized (losses) gains on investments	25,493	(5,775)	(7,972)	(5,774)	(18,818)	6,422

Total other-than-temporary impairment losses	(5,467)	(703)	(692)	(187)	(1,124)	(698)
Portion of loss recognized in other comprehensive income (loss) before taxes	98	1	(169)	(166)	95	278

Net impairment losses recognized in earnings	(5,369)	(702)	(861)	(353)	(1,029)	(420)

Other income (loss)	5,362	2,017	1,473	591	1,315	344

Total revenues	422,339	401,724	400,017	403,070	419,121	248,976

LOSSES AND EXPENSES
Net losses and loss expenses	206,029	231,533	198,521	211,133	304,406	124,965
Claims and policy benefits	13,466	14,564	14,538	15,570	14,710	17,659
Acquisition costs	59,724	64,380	61,434	64,680	70,608	24,244
Interest expense	8,628	13,296	11,303	10,630	8,459	4,942
Net foreign exchange (gains) losses	(32)	(753)	(147)	3,090	(878)	(2,452)
Merger and acquisition expenses	—	—	—	—	—	4,744
General and administrative expenses	60,082	54,657	61,555	69,659	71,203	36,528

Total losses and expenses	347,897	377,677	347,204	374,762	468,508	210,630

INCOME (LOSS) BEFORE TAXES	74,442	24,047	52,813	28,308	(49,387)	38,346

Income tax (benefit) expense	(4,582)	(6,901)	4,427	(4,327)	(2,700)	1,965

NET INCOME (LOSS)	79,024	30,948	48,386	32,635	(46,687)	36,381

Change in net unrealized gains and losses on fixed maturities, net of tax	16,819	(3,670)	61,540	42,820	(14,586)	34,131
Foreign currency translation adjustment	1,370	(2,398)	(20,733)	165	4,873	(9,740)

COMPREHENSIVE INCOME (LOSS)	$97,213	$24,880	$89,193	$75,620	$(56,400)	$60,772

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	61.0%	66.5%	57.3%	60.7%	80.2%	64.6%
Acquisition cost ratio [b]	17.6%	18.5%	17.7%	18.5%	18.6%	12.5%
General and administrative expense ratio [c]	14.0%	12.4%	12.7%	14.5%	13.8%	13.4%

Combined ratio [d]	92.6%	97.4%	87.7%	93.7%	112.5%	90.5%

Net income (loss) per share	$0.78	$0.30	$0.46	$0.31	$(0.44)	$0.64
Net income (loss) per diluted share	$0.77	$0.30	$0.46	$0.30	$(0.44)	$0.63
Net operating income (loss) per share - diluted [e]	$0.66	$0.30	$0.47	$0.37	$(0.23)	$0.71

Annualized ROAE [f]	11.2%	4.4%	6.9%	4.7%	(6.6%)	9.2%
Annualized net operating ROAE [f]	9.6%	4.5%	7.1%	5.7%	(3.5%)	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 22 for calculation of net operating income per share - diluted.
[f]	Non-GAAP financial measure. See page 20 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.

Results for Harbor Point Limited (“Harbor Point”) are included from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Life & Annuity Reinsurance	Corporate	Consolidated

Gross premiums written	$66,771	$104,282	$318,354	$146,143	$25,340	$660,890	$440	$—	$661,330
Reinsurance premiums ceded	(43,251)	(70,494)	(59,493)	(38,590)	(12,616)	(224,444)	(18)	—	(224,462)

Net premiums written	$23,520	$33,788	$258,861	$107,553	$12,724	$436,446	$422	$—	$436,868

Earned premiums	$94,103	$96,241	$194,661	$72,899	$19,523	$477,427	$440	$—	$477,867
Earned premiums ceded	(47,133)	(40,456)	(26,753)	(20,049)	(5,283)	(139,674)	(18)	—	(139,692)

Net premiums earned	46,970	55,785	167,908	52,850	14,240	337,753	422	—	338,175

Net losses and loss expenses	(18,061)	(37,564)	(101,195)	(38,675)	(10,534)	(206,029)	—	—	(206,029)
Claims and policy benefits	—	—	—	—	—	—	(13,466)	—	(13,466)
Acquisition costs	(59)	(7,696)	(38,661)	(9,434)	(3,755)	(59,605)	(119)	—	(59,724)
General and administrative expenses	(6,481)	(12,257)	(17,052)	(9,095)	(2,259)	(47,144)	(34)	—	(47,178)
Other income (loss)	815	81	4,441	—	—	5,337	—	—	5,337

Underwriting income (loss)	$23,184	$(1,651)	$15,441	$(4,354)	$(2,308)	$30,312	n/a	—	n/a

Net investment income							14,776	43,902	58,678
Net realized and unrealized gains on investments							—	25,493	25,493
Net impairment losses recognized in earnings								(5,369)	(5,369)
Corporate other income								25	25
Interest expense								(8,628)	(8,628)
Net foreign exchange gains								32	32
Corporate general and administrative expenses								(12,904)	(12,904)

Income before taxes							$1,579	$42,551	$74,442

Loss ratio [a]	38.5%	67.3%	60.3%	73.2%	74.0%	61.0%
Acquisition cost ratio [b]	0.1%	13.8%	23.0%	17.9%	26.4%	17.6%
General and administrative expense ratio [c]	13.8%	22.0%	10.2%	17.2%	15.9%	14.0%

Combined ratio [d]	52.4%	103.1%	93.4%	108.2%	116.2%	92.6%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

Effective January 1, 2012, the Company redefined its operating and reporting segments. Reinsurance business written within Latin America, which was previously reported within the reinsurance or Alterra at Lloyd’s segments, has been reclassified to a new Latin America segment. In addition, business written by the Company’s recently incorporated Brazilian reinsurance company, Alterra Resseguradora do Brasil Limitada (“Alterra Brazil”), is included in the Latin America segment. Insurance business written by Alterra Insurance USA Inc., which was previously reported within the global insurance segment (formerly the insurance segment), has been reclassified to the U.S. insurance segment (formerly the U.S. specialty segment). Re-presented comparative financial information was filed on Form 8-K on April 20, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED MARCH 31, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total

UNDERWRITING RATIOS

Loss ratio	38.5%	67.3%	60.3%	73.2%	74.0%	61.0%
Acquisition cost ratio	0.1%	13.8%	23.0%	17.9%	26.4%	17.6%
General and administrative expense ratio	13.8%	22.0%	10.2%	17.2%	15.9%	14.0%

Combined ratio	52.4%	103.1%	93.4%	108.2%	116.2%	92.6%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	39.0%	(1.8%)	(0.5%)	(8.5%)	(8.0%)	3.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	77.4%	65.5%	59.7%	64.7%	66.0%	64.2%
Acquisition cost ratio	0.1%	13.8%	23.0%	17.9%	26.4%	17.6%
General and administrative expense ratio	13.8%	22.0%	10.2%	17.2%	15.9%	14.0%

Combined ratio	91.4%	101.3%	92.9%	99.7%	108.3%	95.8%

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total

UNDERWRITING RATIOS

Loss ratio	63.4%	64.1%	81.9%	113.8%	67.5%	80.2%
Acquisition cost ratio	0.5%	14.9%	21.3%	29.7%	20.1%	18.6%
General and administrative expense ratio	15.9%	21.0%	9.9%	19.4%	27.6%	13.8%

Combined ratio	79.9%	100.0%	113.1%	162.8%	115.2%	112.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	14.7%	—	10.2%	—	—	8.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	78.1%	64.1%	92.1%	113.8%	67.5%	88.2%
Acquisition cost ratio	0.5%	14.9%	21.3%	29.7%	20.1%	18.6%
General and administrative expense ratio	15.9%	21.0%	9.9%	19.4%	27.6%	13.8%

Combined ratio	94.6%	100.0%	123.3%	162.8%	115.2%	120.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$66,771	$97,660	$73,297	$130,909	$63,895	$66,421
Reinsurance premiums ceded	(43,251)	(50,172)	(37,625)	(55,133)	(38,524)	(38,576)

Net premiums written	$23,520	$47,488	$35,672	$75,776	$25,371	$27,845

Earned premiums	$94,103	$91,077	$93,467	$88,892	$90,651	$97,041
Earned premiums ceded	(47,133)	(42,827)	(48,456)	(43,286)	(40,779)	(47,246)

Net premiums earned	46,970	48,250	45,011	45,606	49,872	49,795

Net losses and loss expenses	(18,061)	(15,152)	(21,288)	(23,689)	(31,624)	(37,279)
Acquisition costs	(59)	(1,084)	748	1,117	(264)	309
General and administrative expenses	(6,481)	(6,952)	(6,699)	(6,774)	(7,952)	(5,897)
Other income (loss)	815	(128)	—	85	729	(11)

Underwriting income	$23,184	$24,934	$17,772	$16,345	$10,761	$6,917

Loss ratio	38.5%	31.4%	47.3%	51.9%	63.4%	74.9%
Acquisition cost ratio	0.1%	2.2%	(1.7%)	(2.4%)	0.5%	(0.6%)
General and administrative expense ratio	13.8%	14.4%	14.9%	14.9%	15.9%	11.8%

Combined ratio	52.4%	48.1%	60.5%	64.3%	79.9%	86.1%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$104,282	$102,279	$84,858	$109,794	$77,765	$76,887
Reinsurance premiums ceded	(70,494)	(45,443)	(30,579)	(28,227)	(38,317)	(49,227)

Net premiums written	$33,788	$56,836	$54,279	$81,567	$39,448	$27,660

Earned premiums	$96,241	$90,048	$83,279	$82,244	$81,470	$73,890
Earned premiums ceded	(40,456)	(34,078)	(28,004)	(23,835)	(27,801)	(39,977)

Net premiums earned	55,785	55,970	55,275	58,409	53,669	33,913

Net losses and loss expenses	(37,564)	(45,129)	(36,002)	(38,012)	(34,415)	(21,363)
Acquisition costs	(7,696)	(8,349)	(9,669)	(10,400)	(7,986)	(3,674)
General and administrative expenses	(12,257)	(12,299)	(10,228)	(11,374)	(11,270)	(8,472)
Other income (loss)	81	84	58	54	83	5

Underwriting (loss) income	$(1,651)	$(9,723)	$(566)	$(1,323)	$81	$409

Loss ratio	67.3%	80.6%	65.1%	65.1%	64.1%	63.0%
Acquisition cost ratio	13.8%	14.9%	17.5%	17.8%	14.9%	10.8%
General and administrative expense ratio	22.0%	22.0%	18.5%	19.5%	21.0%	25.0%

Combined ratio	103.1%	117.5%	101.1%	102.4%	100.0%	98.8%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$318,354	$88,397	$121,329	$244,899	$360,727	$154,829
Reinsurance premiums ceded	(59,493)	(1,670)	(11,055)	(27,675)	(35,252)	(45,351)

Net premiums written	$258,861	$86,727	$110,274	$217,224	$325,475	$109,478

Earned premiums	$194,661	$207,129	$206,698	$203,470	$244,340	$95,737
Earned premiums ceded	(26,753)	(17,718)	(17,146)	(11,815)	(19,901)	(15,958)

Net premiums earned	167,908	189,411	189,552	191,655	224,439	79,779

Net losses and loss expenses	(101,195)	(97,328)	(108,135)	(122,576)	(183,908)	(50,061)
Acquisition costs	(38,661)	(42,026)	(41,781)	(42,947)	(47,760)	(14,965)
General and administrative expenses	(17,052)	(14,585)	(16,470)	(21,647)	(22,272)	(7,832)
Other income (loss)	4,441	(100)	777	548	—	—

Underwriting income (loss)	$15,441	$35,372	$23,943	$5,033	$(29,501)	$6,921

Loss ratio	60.3%	51.4%	57.0%	64.0%	81.9%	62.7%
Acquisition cost ratio	23.0%	22.2%	22.0%	22.4%	21.3%	18.8%
General and administrative expense ratio	10.2%	7.7%	8.7%	11.3%	9.9%	9.8%

Combined ratio	93.4%	81.3%	87.8%	97.7%	113.1%	91.3%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$146,143	$27,933	$44,816	$72,428	$107,890	$72,117
Reinsurance premiums ceded	(38,590)	(8,888)	(6,723)	(24,918)	(23,179)	(19,959)

Net premiums written	$107,553	$19,045	$38,093	$47,510	$84,711	$52,158

Earned premiums	$72,899	$52,850	$50,534	$58,117	$63,164	$37,460
Earned premiums ceded	(20,049)	(14,952)	(10,850)	(14,540)	(20,580)	(7,469)

Net premiums earned	52,850	37,898	39,684	43,577	42,584	29,991

Net losses and loss expenses	(38,675)	(64,346)	(24,462)	(21,072)	(48,443)	(16,258)
Acquisition costs	(9,434)	(7,977)	(6,230)	(9,946)	(12,652)	(5,767)
General and administrative expenses	(9,095)	(7,271)	(8,007)	(7,773)	(8,253)	(2,713)
Other income (loss)	—	851	(27)	165	215	178

Underwriting (loss) income	$(4,354)	$(40,845)	$958	$4,951	$(26,549)	$5,431

Loss ratio	73.2%	169.8%	61.6%	48.4%	113.8%	54.2%
Acquisition cost ratio	17.9%	21.0%	15.7%	22.8%	29.7%	19.2%
General and administrative expense ratio	17.2%	19.2%	20.2%	17.8%	19.4%	9.0%

Combined ratio	108.2%	210.0%	97.5%	89.0%	162.8%	82.5%

ALTERRA CAPITAL HOLDINGS LIMITED

LATIN AMERICA SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$25,340	$8,545	$61,206	$4,947	$17,136	$22
Reinsurance premiums ceded	(12,616)	(876)	(4,819)	(572)	(2,065)	—

Net premiums written	$12,724	$7,669	$56,387	$4,375	$15,071	$22

Earned premiums	$19,523	$18,363	$18,131	$9,355	$9,202	$6
Earned premiums ceded	(5,283)	(1,803)	(1,343)	(490)	(294)	—

Net premiums earned	14,240	16,560	16,788	8,865	8,908	6

Net losses and loss expenses	(10,534)	(9,578)	(8,634)	(5,784)	(6,016)	(4)
Acquisition costs	(3,755)	(4,813)	(4,357)	(2,382)	(1,787)	(1)
General and administrative expenses	(2,259)	(2,105)	(2,431)	(3,053)	(2,456)	(1,127)

Underwriting (loss) income	$(2,308)	$64	$1,366	$(2,354)	$(1,351)	$(1,126)

Loss ratio	74.0%	57.8%	51.4%	65.2%	67.5%	66.7%
Acquisition cost ratio	26.4%	29.1%	26.0%	26.9%	20.1%	16.7%
General and administrative expense ratio	15.9%	12.7%	14.5%	34.4%	27.6%	n/m

Combined ratio	116.2%	99.6%	91.9%	126.6%	115.2%	n/m

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010

Gross premiums written	$440	$1,169	$822	$930	$435	$863
Reinsurance premiums ceded	(18)	(154)	(90)	(101)	(20)	(107)

Net premiums written	$422	$1,015	$732	$829	$415	$756

Earned premiums	$440	$1,169	$822	$930	$435	$863
Earned premiums ceded	(18)	(154)	(90)	(101)	(20)	(107)

Net premiums earned	422	1,015	732	829	415	756

Net investment income	14,776	11,515	12,131	12,545	12,343	13,099
Net realized and unrealized (losses) gains on investments	—	(5,509)	(6,407)	(1,299)	2,807	5,916
Other income (loss)	—	413	(8)	(23)	—	(28)
Claims and policy benefits	(13,466)	(14,564)	(14,538)	(15,570)	(14,710)	(17,659)
Acquisition costs	(119)	(131)	(145)	(122)	(159)	(146)
General and administrative expenses	(34)	(67)	(145)	(259)	(177)	(657)

Income (loss) before taxes	$1,579	$(7,328)	$(8,380)	$(3,899)	$519	$1,281

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Mar. 31, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$1,302	$20,410	$6,736	$3,814	$1,416	$2,349
Excess Liability	L	25,186	21,281	20,365	34,659	22,277	23,648
Professional Liability	L	24,466	40,360	30,590	62,402	24,529	27,573
Property	S	15,817	15,609	15,606	30,034	15,673	12,851

		66,771	97,660	73,297	130,909	63,895	66,421
U.S. Insurance:
General/ Excess Liability	L	34,667	31,618	24,925	25,118	22,993	23,014
Marine	S	25,201	23,806	22,189	25,389	17,109	16,063
Professional Liability	L	11,208	15,720	13,318	8,509	6,622	2,246
Property	S	33,206	31,135	24,426	50,778	31,041	35,564

		104,282	102,279	84,858	109,794	77,765	76,887
Reinsurance:
Agriculture	S	17,505	186	998	8,713	20,785	35,806
Auto	S	512	20,548	7,716	55,072	15,024	—
Aviation	S	5,460	337	14,440	80	904	4,822
Credit/ Surety	S	31,409	1,801	98	571	22,707	—
General Casualty	L	12,521	12,951	20,923	22,045	15,427	13,051
Marine & Energy	S	11,707	2,918	1,647	(678)	16,549	4,100
Medical Malpractice	L	11,276	1,673	6,867	11,223	17,582	27,155
Other	S	4,437	(181)	1,112	447	1,693	989
Professional Liability	L	59,458	20,270	39,877	39,462	59,684	11,919
Property	S	144,413	18,731	22,115	103,390	138,866	45,911
Whole Account	S/L	1,408	2,408	(1,946)	268	35,070	2,573
Workers’ Compensation	L	18,248	6,755	7,482	4,306	16,436	8,503

		318,354	88,397	121,329	244,899	360,727	154,829
Alterra at Lloyd’s:
Accident & Health	S	17,432	5,646	9,523	8,380	13,544	13,410
Agriculture	S	20,370	—	—	—	—	—
Aviation	S	2,486	5,562	4,130	1,810	1,767	4,403
Financial Institutions	L	6,904	8,137	3,591	6,441	9,036	6,088
International Casualty	L	49,268	1,947	7,903	8,263	33,789	13,684
Marine	S	2,726	1,493	—	—	—	—
Professional Liability	L	5,428	1,868	440	10,466	7,922	6,896
Property	S	41,529	3,280	19,229	37,068	41,832	27,636

		146,143	27,933	44,816	72,428	107,890	72,117
Latin America:
Aviation	S	65	—	230	—	—	—
General Liability	L	2,435	179	1,947	223	957	—
Marine	S	1,688	489	2,484	59	544	—
Property	S	16,711	2,914	48,159	3,681	13,935	22
Surety	S	4,441	4,963	8,386	984	1,700	—

		25,340	8,545	61,206	4,947	17,136	22

Aggregate Property & Casualty		$660,890	$324,814	$385,506	$562,977	$627,413	$370,276

Life & Annuity:
Annuity		$353	$770	$449	$271	$336	$—
Life		87	399	373	659	99	863

Aggregate Life & Annuity		$440	$1,169	$822	$930	$435	$863

Aggregate Property & Casualty and Life & Annuity		$661,330	$325,983	$386,328	$563,907	$627,848	$371,139

S = Short tail lines		$399,121	$160,851	$208,251	$329,726	$372,624	$205,212
L = Long tail lines		261,769	163,963	177,255	233,251	254,789	165,064

Aggregate Property & Casualty		$660,890	$324,814	$385,506	$562,977	$627,413	$370,276

Property [a]		$251,676	$71,669	$129,535	$224,951	$241,347	$121,984
Casualty [b]		261,065	162,759	178,228	233,117	237,254	163,777
Specialty [c]		148,149	90,386	77,743	104,909	148,812	84,515

Aggregate Property & Casualty		$660,890	$324,814	$385,506	$562,977	$627,413	$370,276

[a]	Property includes property lines of business.
[b]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[c]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Mar. 31, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution	As of Mar. 31, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution

Cash and cash equivalents	$844,743	10.8%	$922,844	11.8%	$844,743	10.6%	$922,844	11.6%

U.S. government and agencies	773,635	9.9%	751,806	9.6%	773,635	9.7%	751,806	9.5%
Non-U.S. governments	172,921	2.2%	164,621	2.1%	172,921	2.2%	164,621	2.1%
Corporate securities	2,586,702	33.1%	2,646,358	33.9%	2,586,702	32.5%	2,646,358	33.3%
Municipal securities	268,658	3.4%	263,007	3.4%	268,658	3.4%	263,007	3.3%
Asset-backed securities	263,481	3.4%	247,965	3.2%	263,481	3.3%	247,965	3.1%
Residential mortgage-backed securities	1,311,184	16.8%	1,296,277	16.6%	1,311,184	16.5%	1,296,277	16.3%
Commercial mortgage-backed securities	365,113	4.7%	361,097	4.6%	365,113	4.6%	361,097	4.5%

Fixed maturities carried at fair value	$5,741,694	73.6%	$5,731,131	73.3%	$5,741,694	72.2%	$5,731,131	72.1%

Other investments carried at fair value	$332,884	4.3%	$286,515	3.7%	$332,884	4.2%	$286,515	3.6%

Total investments carried at fair value	$6,919,321	88.7%	$6,940,490	88.8%	$6,919,321	87.0%	$6,940,490	87.3%

U.S. government and agencies	$29,206	0.4%	$29,201	0.4%	$31,982	0.4%	$32,906	0.4%
Non-U.S. governments	537,824	6.9%	524,449	6.7%	638,160	8.0%	623,080	7.8%
Corporate securities	317,184	4.1%	319,609	4.1%	358,356	4.5%	354,504	4.5%
Asset-backed securities	1,000	0.0%	1,000	0.0%	1,004	0.0%	1,003	0.0%

Fixed maturities carried at amortized cost	$885,214	11.3%	$874,259	11.2%	$1,029,502	13.0%	$1,011,493	12.7%

Total invested assets	$7,804,535	100.0%	$7,814,749	100.0%	$7,948,823	100.0%	$7,951,983	100.0%

As of March 31, 2012, the weighted average book yield of the cash and fixed maturities portfolio was 3.36%, and the weighted average duration was 4.2 years.
	Carrying Value				Fair Value

Credit Ratings	As of Mar. 31, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution	As of Mar. 31, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution

U.S. government and agencies [a]	$1,986,689	30.0%	$1,869,405	28.3%	$1,986,689	29.3%	$1,869,405	27.7%
AAA	1,007,269	15.2%	948,861	14.4%	1,007,269	14.9%	948,861	14.1%
AA	828,916	12.5%	883,783	13.4%	828,916	12.2%	883,783	13.1%
A	1,363,572	20.6%	1,378,361	20.9%	1,363,572	20.1%	1,378,361	20.4%
BBB	284,843	4.3%	281,983	4.3%	284,843	4.2%	281,983	4.2%
BB	64,343	1.0%	84,803	1.3%	64,343	1.0%	84,803	1.3%
B	121,783	1.8%	131,159	2.0%	121,783	1.8%	131,159	1.9%
CCC or lower	43,005	0.6%	53,157	0.8%	43,005	0.6%	53,157	0.8%
Not rated	41,274	0.6%	99,619	1.5%	41,274	0.6%	99,619	1.5%

Fixed maturities carried at fair value	$5,741,694	86.6%	$5,731,131	86.8%	$5,741,694	84.8%	$5,731,131	85.0%

U.S. government and agencies	$29,206	0.4%	$29,201	0.4%	$31,982	0.5%	$32,907	0.5%
AAA	612,593	9.2%	619,832	9.4%	726,242	10.7%	733,631	10.9%
AA	99,451	1.5%	82,511	1.2%	109,423	1.6%	88,631	1.3%
A	121,952	1.8%	117,600	1.8%	137,218	2.0%	129,791	1.9%
BBB	21,014	0.3%	24,117	0.4%	23,750	0.4%	25,705	0.4%
BB	998	0.0%	998	0.0%	887	0.0%	828	0.0%

Fixed maturities carried at amortized cost	$885,214	13.4%	$874,259	13.2%	$1,029,502	15.2%	$1,011,493	15.0%

Total fixed maturities	$6,626,908	100.0%	$6,605,390	100.0%	$6,771,196	100.0%	$6,742,624	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,213,054 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Jun. 31, 2011	Mar. 31. 2011	Mar. 31. 2010
Net investment income	$58,678	$57,080	$60,335	$59,665	$57,766	$48,390

Realized and unrealized gains (losses) on trading fixed maturities	$1,066	$763	$1,663	$1,432	$(1,827)	$(182)
Net realized gains (losses) on available for sale fixed maturities	7,759	1,990	6,096	54	3,369	838
Increase in fair value of hedge funds	3,679	(5,415)	(7,669)	(1,878)	3,167	7,370
Decrease in fair value of catastrophe bonds	—	—	—	(251)	(25,390)	—
Increase (decrease) in fair value of structured deposit	365	(313)	(2,007)	(1,284)	1,334	—
Income (loss) from equity method investments	4,927	1,024	579	(13)	(145)	(83)
Increase (decrease) in fair value of derivatives	7,697	(3,824)	(6,634)	(3,834)	674	(1,521)

Net realized and unrealized gains (losses) on investments	$25,493	$(5,775)	$(7,972)	$(5,774)	$(18,818)	$6,422

Net impairment losses recognized in earnings	$(5,369)	$(702)	$(861)	$(353)	$(1,029)	$(420)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	As of	Last 3 Months	Year to Date	Last 12 months	Last 60 months*
	Mar. 31, 2012

Cash and fixed maturities	$7,471,651	1.15%	1.15%	5.85%	5.31%

Distressed securities	$25,511	4.81%	4.81%	1.82%	3.32%
Diversified arbitrage	18,121	5.34%	5.34%	(2.82%)	(2.40%)
Emerging markets	3,690	(25.14%)	(25.14%)	(26.05%)	(3.26%)
Event-driven arbitrage	9,302	(14.66%)	(14.66%)	(31.89%)	(7.43%)
Fixed income arbitrage	—	0.00%	0.00%	0.00%	11.78%
Fund of funds	32,907	3.84%	3.84%	2.05%	1.74%
Global macro	23,743	1.65%	1.65%	1.69%	5.01%
Long / short credit	1,763	(0.44%)	(0.44%)	(14.00%)	(0.55%)
Long / short equity	107,585	4.69%	4.69%	1.40%	4.62%
Opportunistic	1,660	(2.00%)	(2.00%)	(3.48%)	(22.99%)

Hedge funds **	224,282	1.33%	1.33%	(3.24%)	0.55%

Derivatives	3,267
Structured deposits	24,905
Equity investments	80,430

Total other investments	$332,884

Total invested assets	$7,804,535

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		3.36%	3.36%	(3.41%)	(0.71%)

Hedge Fund Performance History – 60 months ended March 31, 2012

Monthly performance	2012	2011	2010	2009	2008	2007
January	1.53%	0.13%	0.79%	2.13%	(1.37%)
February	0.02%	0.57%	0.17%	0.65%	1.83%
March	(0.21%)	0.29%	1.02%	(0.76%)	(2.58%)
April		0.73%	0.88%	(0.84%)	(0.13%)	2.30%
May		(0.28%)	(0.73%)	2.45%	2.51%	2.59%
June		(0.89%)	(0.83%)	1.53%	0.93%	0.85%
July		0.15%	0.36%	1.40%	(4.12%)	0.99%
August		(1.37%)	(0.28%)	0.78%	(2.14%)	(1.62%)
September		(1.13%)	1.28%	1.71%	(7.31%)	1.85%
October		0.07%	0.84%	1.53%	(4.85%)	4.15%
November		(0.19%)	0.40%	0.35%	(1.75%)	0.10%
December		(1.67%)	0.31%	0.77%	(1.92%)	(0.13%)

Quarterly performance
Q1	1.33%	0.98%	1.99%	2.00%	(2.15%)	4.75%
Q2		(0.45%)	(0.69%)	3.14%	3.33%	5.83%
Q3		(2.33%)	1.35%	3.94%	(13.03%)	1.18%
Q4		(1.79%)	1.56%	2.66%	(8.31%)	4.11%

Period return	1.33%	(3.57%)	4.25%	12.27%	(19.38%)	16.78%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of April 26, 2012
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Mar. 31, 2012
Issuer	Amortized Cost	Fair Value

General Electric Co.	$89,643	$94,777
JP Morgan Chase & Co	83,998	86,797
Citigroup Inc	74,744	77,377
Bank of America Corp	67,508	69,142
European Investment Bank	58,343	66,587
KFW	48,196	54,666
Wells Fargo & Co	50,778	53,515
Morgan Stanley	44,022	44,417
Goldman Sachs Group Inc	39,006	39,954
Pepsico Inc	33,554	35,616
Novartis AG	32,948	34,954
Credit Suisse Group AG	33,754	34,935
BP plc	31,633	33,110
Ally Financial Inc	31,572	31,787
AT&T Inc	29,293	31,287
Wal-Mart Stores Inc	29,081	30,109
UBS AG	26,927	29,326
International Business Machines Corp	26,433	28,223
Verizon Communications Inc	26,254	28,057
Conoco Philips	25,300	27,838
Metlife Inc	25,044	27,310
PNC Financial Services Group Inc	26,383	26,934
National Australia Bank Ltd	26,348	26,726
Coca-Cola Co	24,436	26,272
Barclays plc	26,081	25,944

	$1,011,279	$1,065,660

[a]	Corporate holdings includes supranationals and government-guaranteed corporate securities.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN GOVERNMENT AND EUROPEAN FINANCIAL INSTITUTION HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Mar. 31, 2012
Largest European Government Holdings	Fair Value	% of Total

France	$275,008	36.6%
Germany	251,063	33.4%
Netherlands	147,397	19.6%
United Kingdom	42,385	5.6%
Belgium	21,344	2.8%
Denmark	5,915	0.8%
Norway	2,997	0.4%
All Other European Governments	4,880	0.6%

Total European Government Holdings	$750,989	100.0%

	As of Mar. 31, 2012
Largest European Financial Institution Holdings	Fair Value	% of Total

European Investment Bank	$66,587	15.8%
KFW	54,666	13.0%
Credit Suisse Group AG	34,935	8.3%
UBS AG	29,326	7.0%
Barclays plc	25,944	6.2%
Lloyds Banking Group plc	23,915	5.7%
Cooperatieve Centrale Raiffeisen-Boerenleenbank	22,240	5.3%
HSBC Holdings plc	21,950	5.2%
BNP Paribas SA	18,910	4.5%
All Other	123,075	29.2%

Total European Financial Institutions	$421,548	100.0%

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Mar. 31, 2011

Income and Return on Equity:
Net income (loss)	$79,024	$(46,687)

Net operating income (loss)	$67,756	$(24,725)

Average shareholders’ equity	$2,830,249	$2,820,732

Annualized return on average shareholders’ equity [a]	11.2%	(6.6%)
Annualized net operating return on average shareholders’ equity [a]	9.6%	(3.5%)

Book value and dividends per share:

Diluted book value per share	$27.67	$25.34

Dividends paid per share	$0.14	$0.12

Change in diluted book value per share	2.8%	(2.5%)

Dividend payout ratio [b]	0.5%	0.4%

Total return to shareholders [c]	3.3%	(2.1%)

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the quarterly average shareholders’ equity balances.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the quarterly average shareholders’ equity balances.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Mar. 31, 2011

Net income (loss) available to common shareholders	$79,024	$(46,687)

Denominator:
Weighted average shares - basic
Outstanding [a]	100,734,640	106,978,358
Unvested restricted share units	268,244	186,870

	101,002,884	107,165,228

Share equivalents:
Warrants	1,931,251	—
Options	116,024	—
Employee stock purchase plan	6,405	—
Non participating restricted shares	97,517	—

Weighted average shares - diluted [b]	103,154,081	107,165,228

Net income (loss) per share	$0.78	$(0.44)

Net income (loss) per diluted share	$0.77	$(0.44)

[a]	Includes weighted average unvested participating restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2012	Mar. 31, 2011

Before tax
Net income (loss)	$74,442	$(49,387)
Net realized and unrealized (gains) losses on investments excluded from operating income, before tax [a]	(11,551)	23,109
Foreign exchange (gains) losses, before tax	(32)	(878)

Net operating income (loss)	62,859	(27,156)

Net of tax
Net income	$79,024	$(46,687)
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(11,247)	22,602
Foreign exchange (gains) losses, net of tax	(21)	(640)

Net operating income (loss)	67,756	(24,725)

Weighted average shares outstanding:
Basic	101,002,884	107,165,228
Diluted	103,154,081	107,165,228

Basic per share data
Income (loss) per share	$0.78	$(0.44)
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.11)	0.21
Foreign exchange (gains) losses, net of tax	(0.00)	(0.01)

Net operating income (loss) per share	$0.67	$(0.23)

Diluted per share data
Diluted income (loss) per share	$0.77	$(0.44)
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.11)	0.21
Foreign exchange (gains) losses, net of tax	(0.00)	(0.01)

Net operating income (loss) per diluted share	$0.66	$(0.23)

[a]	Net realized and unrealized (gains) losses on investments excluded from operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Mar. 31, 2012	As of Dec. 31, 2011

Price per share at period end	$22.98	$23.63

Shareholders’ equity	$2,851,262	$2,809,235

Goodwill and intangible assets	$55,771	$56,111

Tangible book value	$2,795,491	$2,753,124

Basic common shares outstanding [a]	100,707,484	102,101,950

Add: unvested restricted stock units	354,019	241,108

Add: dilutive impact of warrants outstanding	1,764,836	1,938,297

Add: dilutive impact of options outstanding	93,871	125,424

Add: unvested performance based restricted shares	112,625	—

Add: ESPP	3,795	—

Diluted shares outstanding [b]	103,036,630	104,406,779

Basic book value per share	$28.31	$27.51
Diluted book value per share	$27.67	$26.91

Basic tangible book value per share	$27.76	$26.96
Diluted tangible book value per share	$27.13	$26.37

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on investment excluded from operating income (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of derivatives, catastrophe bonds, structured deposits and earnings from equity method investments in run-off), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance and the underlying fundamentals of our operations as realized and unrealized gains and losses on non-hedge fund investments and foreign exchange gains and losses may fluctuate from period to period and are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.